China Bio Energy Holdings

(CBEH.OB)

Company Presentation

Safe Harbor Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Any
statements that are not historical facts are forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to the
CBEH’s anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new products, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission.
Readers are advised that this information is intended for the use of investment professionals. Anyone interested in obtaining information on CBEH should contact CBEH , as set forth above, to receive the CBEH’s most recent financial reports. This presentation was developed by CBEH and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company’s stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.

Agenda

Business Overview

Investment Highlights

Product and Industry Landscape

Management Team

Financial Snapshot

Capital Markets Summary

Investment Highlights Recap

Top 3 non-state owned oil distributor in Shaanxi province and commands 30% market share

Mainly obtained from refineries located in Shaanxi province

Delivered via rail and road through the Company’s 4 rail-linked distribution depots

Sold to retail service stations, other distributors who sell to retail service stations, as well as other petroleum users and distributors throughout China.

Owns five retail gas stations currently and plans to expand retail business

Business Overview

One of the only two bio-diesel manufacturers in China with output capacity exceeding 100,000 ton per year

Oil is extracted from a variety of high oil-content plant seeds that grow abundantly in Shaanxi province

Manufactured via a proprietary production process

Leverages the same distribution network to sell to existing customers and acquire new customers

Processing and Wholesale of Heavy Oil and Finished Oil Products

Research and Development, Production and Distribution of Bio-diesel

Headquartered in Xian City, Shaanxi Province. 165 employees as of May 2008

Investment Highlights

Ten percent economic growth per annum requires a tremendous amount of fuel

China is now the second largest oil consumer in the world behind the United States, consuming approximately seven million barrels of oil per day

According to "2007 Report on China Oil Market Analysis and Forecast", oil demand in China will outstrip domestic supply by 210MM ton in 2010.

Proven track record of profitable growth: 73% top line growth since 2005; almost 385% bottom-line growth Q107 to Q108

The bio-diesel market poised to explode as part of green/clean energy movement

Shaanxi Province accounts for 11% of China’s petroleum production

Oil output, sales and exports to rest of China doubled over the last five years

Heavily forested by seed-producing vegetation supported by the government for CBEH bio-diesel production

Local raw material supply enough for CBEH to expand production by 600%

Energy in China: A Critical and High Growth Sector

Gas & Bio-diesel: Stability and Growth Combined

Strategic Location: Abundant Oil Supply and Bio-diesel Raw Material Supply in Shaanxi

Investment Highlights

Compatible with existing engines, better performance, cost competitive and highly profitable

CBEH uses non-edible seeds and waste oil; no conflict with food supply or prices

Top 3 non-state owned oil distributor in Shaanxi province by sales and top 2 by storage capacity

One of only two companies in China who have become operational in China with 100,000 ton bio-
diesel capacity

Total contracts of $125 million vs. $65 million in 2007, of which bio-diesel constitutes approximately
34%

Bio-diesel: Proven technology in the clean energy movement

Industry Leader: Early-mover advantage

Tremendous backlog in 2008

Agenda

Business Overview

Investment Highlights

Product and Industry Landscape

Management Team

Financial Snapshot

Investment Highlights Recap

Distribution

Oil in Shaanxi
Province

Shaanxi supplies the
rest of China

Shaanxi refiners need
distributors

CBEH leadership
position in
distribution

11% of China’s oil production

Production doubled in the last 5 years

Expected 20% annual growth to 2015

Exports to remainder of China doubled over the last five years

Shaanxi Yanchang Oil Company, the fourth largest petroleum company in China, is CBEH’s largest supplier

Yanchang’s output doubled over the last three years, from 5 million tons to 10, all of which is distributed via independent distributors

Top 3 by sales and top 2 by storage capacity

Rail access advantage: Only distributor in Shaanxi with access to rail that can ship to certain locations (Yunnan, Guizhou, and Sichuan)

License as barrier to entry: One of only ten companies in Shaanxi licensed to distribute finished oil; one of only three companies licensed to distribute both finished oil and heavy oil

Retail Distribution

CBEH has acquired five retail filling stations to date

Plans to acquire more gradually

Enhances control of distribution chain; guaranties outlet for supply

Retail Distribution is another Key Growth Opportunity in the Long Run

Bio-diesel

Compatible with existing engines; already accepted by market

Bio-fuel used extensively in many countries

Can be blended in any ratio with petroleum-based diesel

Cost competitive

Unlike other alternative energy sources, bio-diesel has proven to be a profitable and viable energy source

does not need government incentive to induce usage

A clean energy source

Bio-diesel releases 25% less carbon into the atmosphere than premium gasoline does and 78% less than regular diesel does

Compared to petro-diesel, lower sulfur and arene, higher oxygen, decreasing emission by 14%, total oxidation of coal by 13% and CO2 by over 70%

Renewable

Bio-diesel can be made from various renewable plants including prickly ash, cornel, pistacia chinensis, castor, jatropha curcas, oil cypress and xanthoceras sorbifolia, etc.

Do not have to use edible crops

Bio-diesel is the Mainstream Component of Clean Energy Movement

 Superior engine performance

Better lubrication: Decreases wear and tear of the engine block and connecting rod

Higher flashpoint: Safer during transport, storage and usage

Better burning performance:  Cetane number is more than 49

Government enforcement and advocate

China’s Renewable Energy Law, passed in 2005, mandates that fuel retail business must begin to include
“biological liquid fuel” in their sales or they will suffer imposed fines

The government has established a series of economic incentives and supervisory measures that promote the use of renewable energies

Compelling demand and high growth

According to China bio-diesel industry prospects report, the country’s bio-diesel consumption will grow from
312,000 tons in 2007 to 2 million tons in 2010 and 20 million tons in 2020 (2007-2010 CAGR of 86%; 2010-
2020 CAGR of 26%)

Bio-diesel

Bio-diesel is the Mainstream Component of Clean Energy Movement

Source:  2007-2008 Report on China Diesel Industry

2005-2010 Report on China Bio-diesel Industry Prospects and Market Forecast.

Supply and Demand for Bio-Diesel

(MM ton)

Bio-diesel Supply

Diesel Demand

Bio-diesel Demand (5% diesel)

Bio-diesel Shortage

Bio-diesel Demand (10% diesel)

Bio-diesel Shortage

2007

0.3

125

6.3

6.0

12.5

12.2

2008

0.6

130

6.5

5.9

13.0

12.4

2010

2.0

220

11.0

9.0

22.0

20.0

2020

20.0

335

16.8

(3.2)

34.0

14.0

BAORUN INDUSTRIAL 宝润实业

2007
Revenue Distribution
6%
44%
50%
Gasoline
Diesel
Bio-diesel

Q1 2008
Revenue Distribution
19%
36%
45%
Gasoline
Diesel
Bio-diesel

CBEH Bio-diesel Production

Bio-diesel growth accelerating

Bio-diesel facility completed in September 2007

Capacity of 100,000 tons per year; expected output 80,000 tons in 2008

Bio-diesel Processing Plant

Output capacity: 100,000 ton capacity plant already
operational

80,000 ton output in 2008 generating sales of $74 million

Oil Extraction

70% of raw material produced from 3 oil extraction plants
and 2 waste oil disposition centers in CBEH

25% is processed by CBEH suppliers who have long-term
agreement with the Company

5% is purchased from the other channels

Manufacturing

Raw oil, mathanol and activators
esterification
cooler
crosslinking machine
vacuum tank
vacuum pump
emptying
coarse ester tank
coarse ester pump
preheater
cooling of 1st and 2nd level
reboiler
vacuum tank
vacuum pump
emptying
distillation tower
oil products pump
semi products tank
decoloring tank
multi level molecular distillation
antiwear agent antioxidant
esterification
finished bio-diesel

Bio-diesel Manufacturing Process

Well-established
Distribution
Channel

Low Cost
Structure and
Abundant
Resources

Bio-diesel can leverage CBEH’s existing distribution network to provide greater return on existing assets

Most other bio-diesel manufacturers in China don’t have a license authorized by
Ministry of Commerce to distribute fuel and therefore have to sacrifice margin to sell through distributors

Raw material costs accounts for 75% of bio-diesel’s total production cost.
Baorun collaborates closely with local governments and farmers to access stable and cheap sources of raw materials

Baorun has rich resources of feedstock such as castor bean, Chinese pistache,
Chinese prickly ash, Chinese pine, paste oil and etc. These non-agricultural resources can avoid impact of possible backlash against higher food prices

Positioning CBEH’s Bio-diesel

Leading
Manufacturing
Capacity

Baorun is the one of the only two bio-diesel manufacturers in China with output capacity over 100,000 tons/year

Plans to acquire and/or build or expand or rebuild capacity to maintain leadership position

Positioning CBEH’s Bio-diesel

Proprietary
Technology and
Quality
Assurance

Baorun has 5 patents related to bio-diesel production and collaborative R&D partnerships with Northwest University of Agriculture and Forestry and Xian
Petroleum University

Baorun’s proprietary processing technology has the advantage of lower operating temperature, better and more efficient separation

Testing report from National Authority Testing Center certifies that CBEH bio-diesel meets standards enforced in the US and Germany

Low Cost
Structure and
Abundant
Resources

Following the model “Company + Local Government + Farmers”, Baorun works closely with local governments and farmers to establish 3,610,000 acres of bio-
diesel feedstock plant base.  Each acre of feedstock can produce 0.12 ton  bio-
diesel which translates to 430,000 tons of bio-diesel.  Baorun has set up 5 collection centers in the province to harvest the plants

Wildly grown plants in Shaanxi Province can support more than 100,000 tons of bio-
diesel production annually

Xi’an Waste Oil Disposition Center established jointly with Xi’an Environment
Protection Bureau, which has an exclusive license to collect waste oil from restaurants and other establishments in Xi’an metro area that has approximately
12MM population; A new oil disposition center established near bio-diesel facility

Shaanxi Province generates 150,000 tons of waste oil annually which can manufacture 135,000 tons of bio-diesel

Management Team

Joined Baorun in 2005, in charge of research and development of bio-diesel

Specializes in oil extraction, trans-esterification and separation technologies for bio-diesel production

Led key alternative energy projects in multiple chemical companies and has several projects funded by Chinese National Academy of Science

Ph.D. in chemical engineering from Sichuan University

He, Nengde

Chief Technology Officer

Appointed as CFO in September 2005

Served as CFO of Xi’an Dongfang Oil Group Co., Ltd., a Chinese petroleum producer, from 2000 to 2005

B.S. in Accounting from Xi’an Northwest University in 1997; currently pursuing MBA from
Xi’an Jiaotong University

Li, Gaihong

Chief Financial Officer

Joined Baorun in 2005

Served as Manager of Sinopec, Hubei from 2000 to 2005

Established the Company’s sales system and led Baorun’s transition from sale of fuel oil to sale of finished oil products

Chen, Jun

Chief Operating Officer

Extensive experience in the research and marketing of oil products

Founded predecessor company to Baorun in 1996; founded Baorun in 1999

Prior to founding the Company, Mr. Gao worked in the Oil and Chemical Department of
Shaaxi Province and Zhongtian Oil and Chemical Group, responsible for R&D and marketing

BS degree in mechanical engineering from Xi’an Technology University and MBA from
Xi’an Communication University

Gao, Xincheng

Founder and CEO

Agenda

Business Overview

Investment Highlights

Product and Industry Landscape

Management Team

Financial Snapshot

Investment Highlights Recap

Summary Income Statement

($MM)

Revenue

Gross Profit

Operating Profit

Net Income

Comprehensive Income

Revenue Growth

Net Income Growth

Gross Margin

Operating Margin

Net Margin

12/31/2005

29.2

4.4

4.2

4.1

4.3

15%

14%

14%

12/31/2006

54.4

5.8

5.4

5.3

5.8

86%

29%

11%

10%

10%

12/312007

87.1

10.1

8.4

8.6

10.3

60%

61%

12%

10%

10%

1Q07

11.6

1.1

1.0

1.0

1.1

10%

9%

8%

1Q08

35.6

5.0

4.7

4.7

5.8

208%

384%

14%

13%

13%

2005-2007 Financial Performance
$mm
100
90
80
70
60
50
40
30
20
10
0
2005-2007 Revenue
CAGR 73%
29.2
4.4
4.1
54.4
5.8
5.3
87.1
10.1
8.6
2005
2006
2007
Revenue
Gross Profit
Net Income

Financial Performance

40
35
30
25
20
15
10
5
0
$mm
Q/Q Revenue Growth
Rate 207%
11.6
1.1
1.0
35.6
5.0
4.7
Q107
Q108
Revenue
Gross Profit
Net Income

Financial Performance

Capital Markets Summary

Ticker Symbol

               CBEH

Share Price (05/21/2008)

                $8.50

Shares Outstanding (Treasury)

                 33.3mm

Market Capitalization

                 $255mm

TTM Revenue (03/31/2008)

                 $111.1mm

TTM Net Income (03/31/2008)

                 $12.3mm

TTM EPS (03/31/2008) (Treasury)

                $0.37

Investment Highlight Recap

Energy in China: A Critical and High Growth Sector

Gas & Bio-diesel: Stability and Growth Combined

Strategic Location: Abundant local Oil Supply and Supply of Bio-diesel Raw
Materials

Bio-diesel: Proven technology in the clean energy movement

Industry Leader: Early-mover Advantage

Tremendous backlog entering 2008

Thank you!

http://www.chinabaorun.com/